UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 3, 2006

                           Portec Rail Products, Inc.
             (Exact Name of Registrant as Specified in its Charter)

      West Virginia                 0-50543                      55-0755271
    ---------------------        ------------------         -------------------
(State or Other Jurisdiction)  (Commission File No.)           (I.R.S. Employer
      of Incorporation)                                     Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                    15238
------------------------------------------------                    -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

         On January 4, 2006, Portec Rail Products, Inc. issued a press release announcing that its United Kingdom subsidiary, Portec Rail Products (UK) Ltd., completed a material handling product line acquisition of Kaybe (Conveyors) Limited on January 3, 2006. A copy of the press release announcing the completion of the acquisition is attached as Exhibit 99.1 to this report.

Item 9.01         Financial Statements and Exhibits

(a)               Financial statements of businesses acquired. Not Applicable.

(b)               Pro forma financial information. Not Applicable.

(c)               Exhibits.

                  The following Exhibit is attached as part of this report:

                  99.1      Press release of Portec Rail Products, Inc. dated
                             January 4, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PORTEC RAIL PRODUCTS, INC.



DATE: January 4, 2006           By: /s/ Michael D. Bornak
                                   --------------------------------------------
                                   Michael D. Bornak
                                   Vice President of Finance and
                                   Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1     Press release of Portec Rail Products, Inc. dated January 4, 2006